UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020
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LEAR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Plans.
On November 5, 2020, Lear Corporation (the “Company”) elected Roger A. Krone and Patricia L. Lewis to the Board of Directors of the Company (the “Board”), effective November 9, 2020, for terms ending at the 2021 annual meeting of stockholders of the Company. The election of Mr. Krone and Ms. Lewis expands the size of the Board to eleven directors.
In connection with their election, the Board approved the payment to each of Mr. Krone and Ms. Lewis of the monthly non-employee director cash retainer of $7,188 under the Company’s Outside Director Compensation Plan (which represents the pro rata portion of the $115,000 annual non-employee director cash retainer, reduced by 25% for all directors for the remainder of 2020 as approved by the Board in April 2020 in response to the COVID-19 pandemic), commencing in November 2020. The Board also approved a pro-rata grant to each of Mr. Krone and Ms. Lewis of restricted stock units with respect to the common stock of the Company having an aggregate grant date value of approximately $80,000, which equals 6/12 of the annual restricted stock unit grant for non-employee directors under the Company’s Outside Director Compensation Plan.
There are no arrangements or understandings between Mr. Krone or Ms. Lewis and any other persons pursuant to which such person was elected as a director of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Krone or Ms. Lewis, respectively, and the Company that would be required to be reported.
A copy of the press release announcing the election of Mr. Krone and Ms. Lewis to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release dated November 10, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: November 10, 2020	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer